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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ARCADIA BIOSCIENCES, INC.

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*** Exercise Your Right to Vote ***   Important Notice Regarding the Availability of Proxy Materials for the  Stockholder Meeting to Be Held on June 1, 2020   ARCADIA BIOSCIENCES, INC.   Meeting Information  Meeting Type: Annual Meeting  For holders as of: April 6, 2020  Date: June 1, 2020 Time: 1:00 P.M. PDT  Location: Meeting live via the Internet-please visit  www.virtualshareholdermeeting.com/RKDA2020.  The company will be hosting the meeting live via the Internet  this year. To attend the meeting via the Internet please visit  www.virtualshareholdermeeting.com/RKDA2020 and be sure to  have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page).  ARCADIA BIOSCIENCES, INC.  202 COUSTEAU PLACE, SUITE 105  DAVIS, CA 95618   You are receiving this communication because you hold shares in  the company named above.   This is not a ballot. You cannot use this notice to vote these  shares. This communication presents only an overview of the more  complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or  easily request a paper copy (see reverse side).   We encourage you to access and review all of the important  information contained in the proxy materials before voting.   D00606-P37176  See the reverse side of this notice to obtain  proxy materials and voting instructions.

Before You Vote   How to Access the Proxy Materials   Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before May 18, 2020 to facilitate timely delivery.  How to View Online:  Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the  following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639  3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.  NOTICE AND PROXY STATEMENT ANNUAL REPORT  Proxy Materials Available to VIEW or RECEIVE:  How To Vote   Please Choose One of the Following Voting Methods   D00607-P37176  Vote By Internet:  Before The Meeting:  Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.  During The Meeting:  Go to www.virtualshareholdermeeting.com/RKDA2020. Have the information that is printed in the box marked  by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

The Board of Directors recommends you vote FOR  the following:   1. To elect one Class II director to hold office until  the 2023 annual meeting of stockholders or until  a respective successor is elected and qualified:  Nominee:   01) Gregory D. Waller  The Board of Directors recommends you vote FOR the following proposal:   2. To ratify th appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal  year ending December 31, 2020.  NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or  any adjournment or postponement thereof.   Our Board of Directors recommends you vote FOR the election of the director nominee named in Proposal No. 1 of the Proxy Statement, and  FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm as described in Proposal  No. 2 of the Proxy Statement.   D00608-P37176